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Exhibit 10.16

NINTH AMENDMENT, WAIVER AND CONSENT TO

THE LOAN AND SECURITY AGREEMENT

          NINTH AMENDMENT, WAIVER AND CONSENT (this “Amendment”), effective as of April 7, 2005, to the Loan and Security Agreement, dated as of May 31, 2001 (as amended by the First Amendment dated as of March 18, 2002, by the Second Amendment dated as of May 15, 2002, by the Third Amendment dated as of May 16, 2003, by the Fourth Amendment dated as of December 31, 2003, by the Fifth Amendment dated as of June 29, 2004, by the Sixth Amendment dated as of November 18, 2004, by the Seventh Amendment dated as of January 7, 2005 (the “Seventh Amendment”) and by the Eighth Amendment dated as of February 25, 2005, and as further amended and supplemented from time to time, the “Loan Agreement”), by and among METALICO, INC., a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages thereof (such Subsidiaries, together with the Parent, are referred to hereinafter each individually as a “Borrower”, and collectively, as the “Borrowers”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as lender (the “Lender”).

          Borrowers have requested that the Lender, and the Lender has agreed to, (A) amend the definition of the term “Change of Control” and (B) waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement by reason of the Parent’s noncompliance with Section 9(ii) of the Seventh Amendment, as a result of the failure of the Borrowers to provide Lender, on or prior to April 7, 2005, with (i) a Mortgage on the Birmingham Facility in favor of Lender, executed by Metalico Alabama Realty, Inc., an Alabama corporation (“Alabama Realty”), (ii) a Title Insurance Policy with respect to the Birmingham Facility, (iii) a survey of the Birmingham Facility, certified to the Lender and to the issuer of the Title Insurance Policy and (iv) a Guaranty, duly executed by Alabama Realty. Based upon the terms and conditions set forth herein, Lender has agreed to such waiver. Accordingly, Borrowers and Lender hereby agree as follows:

          1. All terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

          2. The definition of the term “Change of Control” is hereby amended by (i) deleting,” before clause (c) and substituting “or” therefor and (ii) deleting clause (d) in its entirety.

          3. Subject to Section 4 hereof, Lender consents to, and waives any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement by reason of the Parent’s noncompliance with Section 9(ii) of the Seventh Amendment, provided that, (i) the Parent assigns and transfers Provident Life and Accident Insurance Company life insurance policy number B3336315 (the “Insurance Policy”) to Lender pursuant to an Assignment of Life Insurance Policy as Collateral, in form and substance satisfactory to the Lender, and provides evidence of such assignment and transfer to the Lender and (ii) Lender receives a copy of the Insurance Policy.

          4. This Amendment (i) shall become effective as of the date set forth above when signed by the Lender, (ii) may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument,

(iii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iv) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

METALICO, INC.,
a Delaware corporation
METALICO-COLLEGE GROVE, INC.,
a Tennessee corporation
HHP CORPORATION,
a Tennessee corporation
METALICO-EVANS, INC.,
a Georgia corporation
METALICO-GRANITE CITY, INC.,
an Illinois corporation
WEST COAST SHOT, INC.,
a Nevada corporation
METALICO ROCHESTER, INC.
(f/k/a Metallico Lyell Acquisitions, Inc.),
a New York corporation
LAKE ERIE RECYCLING CORP.,
a New York corporation
METALICO HARTFORD, INC.,
a Connecticut corporation
SANTA ROSA LEAD PRODUCTS, INC., a
California corporation
GULF COAST RECYCLING, INC.,
a Florida corporation
METALICO ALUMINUM RECOVERY, INC.,
a New York corporation
BUFFALO HAULING CORP.,
a New York corporation
MAYCO INDUSTRIES, INC.,
an Alabama corporation

By:	/s/ Michael J. Drury

Name: Michael J. Drury
Title: Authorized Representative

Accepted and agreed to
as of the date first above written:

WELLS FARGO FOOTHILL, INC.

By:	/s/ Douglas Tindle

Name: Douglas Tindle
Title: Vice President